SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2000


                              INDIANA ENERGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     INDIANA
                 (State or Other Jurisdiction of Incorporation)



         1-9091                                           35-1654378
(Commission File Number)                       (IRS Employer Identification No.)



                    1630 North Meridian Street, Indiana 46202
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's Telephone Number, Including Area Code: (317) 926-3351

Item 7.  Exhibits.
         --------

         The following exhibits are filed as part of this report:

         23       Consent of Arthur Andersen LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INDIANA GAS COMPANY, INC.
                                            (Registrant)


Date: January 27, 2000                     By:  /s/ Carl L. Chapman
                                                -------------------------------
                                                Carl L. Chapman
                                                Chief Financial Officer


                                           By:  /s/ Jerome A. Benkert
                                                -------------------------------
                                                Jerome A. Benkert
                                                Vice President and Controller